 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2016

MANPOWERGROUP INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manpower Place
Milwaukee, Wisconsin	53212
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (414) 961-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
At our 2016 Annual Meeting, our shareholders voted on proposals to: (1) elect twelve individuals nominated by the Board of Directors of the Company to serve until 2017; (2) re-approve the material terms of the performance goals under the ManpowerGroup Inc. Corporate Senior Management Annual Incentive Pool Plan; (3) re-approve the material terms of the performance goals under the 2011 Equity Incentive Plan of ManpowerGroup Inc.; (4) ratify the appointment of Deloitte & Touche LLP as our independent auditors for 2016; and (5) provide an advisory vote on the compensation of our named executive officers. The final voting results on these proposals are as follows:

				Broker
	For	Against	Abstain	Non-Votes
1. a) Election of Gina R. Boswell	61,055,651	378,917	6,406	4,701,549

b) Election of Cari M. Dominguez	61,401,818	32,376	6,780	4,701,549

c) Election of William Downe	61,097,921	336,338	6,715	4,701,549

d) Election of John F. Ferraro	61,322,019	112,127	6,828	4,701,549

e) Election of Patricia Hemingway Hall	61,111,201	323,359	6,414	4,701,549

f) Election of Roberto Mendoza	60,742,316	690,903	7,755	4,701,549

g) Election of Ulice Payne, Jr.	60,883,047	550,976	6,951	4,701,549

h) Election of Jonas Prising	59,387,240	1,684,983	368,751	4,701,549

i) Election of Paul Read	61,111,500	322,277	7,197	4,701,549

j) Election of Elizabeth P. Sartain	61,401,831	32,663	6,480	4,701,549

k) Election of John R. Walter	60,996,652	435,861	8,461	4,701,549

l) Election of Edward J. Zore	60,874,674	556,934	9,366	4,701,549

2. Re-approval of the material terms of the performance goals under the ManpowerGroup Inc. Corporate Senior Management Annual Incentive Pool Plan	60,580,286	830,578	30,110	4,701,549

3. Re-approval of the material terms of the performance goals under the 2011 Equity Incentive Plan of ManpowerGroup Inc.	60,224,975	1,185,521	30,478	4,701,549

4. Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for 2016	65,737,485	370,233	34,806	0

5. Advisory vote on the compensation of our named executive officers	60,364,175	1,041,495	35,304	4,701,549

Item 8.01 Other Events
On May 3, 2016 we issued a press release announcing that our Board of Directors declared a semi-annual dividend of $0.86 per share. The dividend will be paid on June 15, 2016 to shareholders of record as of the close of business on June 1, 2016. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.                        Exhibits

Exhibit No.	Description
99.1	Press Release dated May 3, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANPOWERGROUP INC.
Dated: May 3, 2016	By:	/s/ Richard Buchband
	Name:	Richard Buchband
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

99.1	Press Release dated May 3, 2016